Exhibit 10.46

Corporate Headquarters 7 Commerce Drive Danbury, Connecticut 06810	800.766.2681 Telephone 512.794.1100 Direct 512.792.8040 Facsimile www.atmi.com
December 13, 2010
BY CERTIFIED MAIL
RETURN RECEIPT REQUESTED
M&M Realty and Commerce Park Management Company
PO Box 581
7 Finance Drive
Danbury, CT 06810

c/o:
Melvyn J. Powers of Commerce Park Management Company, its Manager and President, on behalf of Commerce Park Realty, LLC (the “Lessor”) regarding the Lease for 7 Commerce Drive, Danbury, CT 06810 between Lessor and Advanced Technology Materials, Inc. (the “Lessee”)

References:
The Agreement of Lease dated December 23, 1994 between Melvyn J. Powers and Mary P. Powers, d/b/a M&M Realty, as original Lessor, and Lessee, as lessee (the “Original Lease”), as amended by (i) First Addendum to Lease dated January 27, 1995 (the “First Addendum”), (ii) Second Addendum to Lease dated February 24, 1995 (the “Second Addendum”), (iii) First Amendment to Agreement of Lease between Lessor and Lessee dated as of November 22, 2000 (the “First Amendment”), (iv) Second Amendment to Agreement of Lease between Lessor and Lessee dated as of March 24, 2003 (the “Second Amendment”), (v) the Third Amendment to Agreement of Lease between Lessor and Lessee dated as of January 18, 2007 (the “Third Amendment”), and (vi) the Fourth Amendment to Agreement of Lease between Lessor and Lessee dated as of October 30, 2008 (the “Fourth Amendment”); collectively with the Original Lease, the First Addendum, the Second Addendum, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment referred to herein as the “Lease”).

Subject: Notice to Lessor of Lessee’s exercise of the First Renewal Term
Dear Mr. Powers:
In accordance with the terms of the Lease, this document serves as notice of Lessee’s exercise of the First Renewal Term for the period effective January 1, 2012 until December 31, 2016.
Sincerely,
/s/ Paul Hohlstein
Paul Hohlstein
Sr. Vice President
Supply Chain and Operations

cc:
Mr. Tim Carlson — Executive Vice President and Chief Financial Officer, ATMI via email
Randy Green — Director Global Facilities & EHS, ATMI via email
Heather Schroder, Assistant Corporate Counsel, ATMI via email
John R. Ward, Esq., Pullman & Comley, 850 Main Street, P.O. Box 7006, Bridgeport, CT 06601-7006